UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10041

JNL Investors Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Steven J. Fredricks

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

Annual Report
October 31, 2011

• JNL® Investors Series Trust

JNL/PPM America Total Return Fund PPM America, Inc.

Market Summary: The fixed income markets performed very well for the year ended October 31, 2011. Long-term interest rates declined during the year with yields on 10 and 30-year Treasuries falling by .51% and .87%, respectively. Long-term interest rates declined because of the soft economy, concerns over the European debt crisis and the U.S. Federal Reserve’s (“Fed”) “Operation Twist.” Operation Twist will entail the Fed selling $400 billion of short-term Treasuries through June 2012 and using the proceeds to purchase longer maturity Treasuries. For the fiscal year, the Barclays Capital U.S. Aggregate Bond Index returned 5.00%. Investment grade corporate bonds modestly underperformed Treasuries but the performance was quite choppy with strong relative performance in the first half of the fiscal year but very weak performance in the second half. The weak second half performance was mainly attributable to mounting concerns over the European debt crisis. Federal agency mortgage-backed securities (“MBS”) also underperformed Treasuries as prepayment risk increased as a result of lower interest rates. Commercial mortgage-backed securities (“CMBS”) outperformed Treasuries based on strong demand and a bottoming of the commercial real estate market. High yield bonds marginally outperformed investment grade bonds as the Barclays Capital U.S. Corporate High Yield Index returned 5.17% for the fiscal year.

JNL/PPM America Total Return Fund

Sector Weightings*:
Financials	24.7%
U.S. Government Agency Mortgage-Backed Securities	21.8
Non-U.S. Government Agency Asset-Backed Securities	10.5
Energy	7.2
Consumer Discretionary	5.6
Telecommunication Services	5.5
Utilities	4.7
Materials	4.3
Government Securities	4.0
Consumer Staples	2.0
Industrials	0.8
Health Care	0.8
Information Technology	0.3
Short Term Investments	7.8

Total Investments	100.0%

* Total Investments at October 31,2011

Portfolio Manager Commentary: For the year ended October 31, 2011, the JNL/PPM America Total Return Fund outperformed its benchmark by posting a return of 7.25% for Class A shares compared to 5.00% for the Barclays Capital U.S. Aggregate Bond Index.

The strong performance by the Fund was predominantly due to favorable tactical asset allocation as well as an overweight in CMBS and underweight in MBS. During the year, the Fund was able to take advantage of volatile corporate bond markets by modestly reducing the Fund’s weighting after the sector experienced strong performance, and then modestly increasing the weighting after weak performance. The Fund’s over-weight in CMBS also helped performance as CMBS was the best performing sector in the investment grade market. Additionally, the Fund’s tactical allocation to high yield helped performance as the Fund was able to selectively purchase BB-rated and B-rated bonds at very attractive yields. Finally, the Fund’s yield curve positioning hurt performance as it was underweight longer-term maturities when the Fed announced Operation Twist and long-term rates fell sharply.

Interest rates are likely to stay close to the current historically low levels based on a few factors. First, the economic recovery should continue to remain subpar. Second, the Fed has pledged to keep short-term rates at close to zero through at least June 2013, which should keep a ceiling on any significant upward move in long-term interest rates. Third, the risks of further debt problems in Europe should keep investor demand for U.S. fixed income securities quite strong. Within the bond market, the outlook for corporate bonds continues to be favorable based on earnings growth and improvement in the quality of corporate balance sheets. CMBS remains attractively valued and should continue to benefit from strong investor demand. We expect to continue taking advantage of changes in valuation between the various sectors in which we invest.

JNL/PPM America Total Return Fund (Class A)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

JNL Investors Series Trust

Schedules of Investments

October 31, 2011

	Shares/Par	Value
JNL/PPM America Total Return Fund NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 11.0%
American Airlines Pass-Through Trust, 10.38%, 07/02/19	$168,012	$ 181,453
Banc of America Commercial Mortgage Inc. REMIC, 5.73%, 07/10/17 (a)	300,000	322,176
Bear Stearns Commercial Mortgage Securities REMIC
5.74%, 09/11/17 (a)	300,000	330,653
5.69%, 06/11/50 (a)	300,000	326,632
Countrywide Asset-Backed Certificates REMIC, 4.95%, 04/25/33 (a)	102,600	101,543
DBUBS Mortgage Trust REMIC, 3.74%, 06/01/17 (b)	394,440	410,612
Delta Air Lines Pass-Through Trust
6.20%, 07/02/18	1,116	1,172
4.95%, 11/23/20	246,420	239,817
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 03/10/39	300,000	320,114
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC, 5.74%, 02/12/49 (a)	250,000	270,235
LB-UBS Commercial Mortgage Trust REMIC, 5.43%, 02/15/40	300,000	315,066
Morgan Stanley Re-REMIC Trust, 5.79%, 04/12/17 (a) (b)	300,000	332,391
United Air Lines Inc., 9.75%, 01/15/17	88,934	96,049

Total Non-U.S. Government Agency Asset- Backed Securities (cost $2,774,683)		3,247,913

CORPORATE BONDS AND NOTES - 57.5%

CONSUMER DISCRETIONARY - 5.8%
Daimler Finance North America LLC, 3.88%, 09/15/21 (b)	150,000	150,361
Delphi Corp., 6.13%, 05/15/21 (b)	185,000	188,700
Meritage Homes Corp., 6.25%, 03/15/15	100,000	96,000
MGM Resorts International, 9.00%, 03/15/20	100,000	110,500
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	100,000	105,250
News America Inc., 6.15%, 02/15/41	110,000	122,739
O’Reilly Automotive Inc., 4.63%, 09/15/21	100,000	100,386
Shea Homes LP, 8.63%, 05/15/19 (b)	127,000	114,935
TRW Automotive Inc., 7.25%, 03/15/17 (b)	100,000	108,500
University of Southern California, 5.25%, 10/01/2111	100,000	116,213
Univision Communications Inc., 7.88%, 11/01/20 (b)	100,000	101,000
Volvo AB, 5.95%, 04/01/15 (b)	177,000	191,356
Wynn Las Vegas LLC, 7.75%, 08/15/20	100,000	110,000
Yonkers Racing Corp, 11.38%, 07/15/16 (b)	100,000	102,750

		1,718,690

CONSUMER STAPLES - 2.1%
Bunge Ltd. Finance Co., 8.50%, 06/15/19 (c)	100,000	122,326
Lorillard Tobacco Co.
3.50%, 08/04/16	100,000	100,388
7.00%, 08/04/41	100,000	110,340
Reynolds Group Issuer Inc., 7.88%, 08/15/19 (b)	150,000	156,750
Smithfield Foods Inc., 10.00%, 07/15/14	100,000	116,250

		606,054

	Shares/Par	Value
ENERGY - 7.5%
Anadarko Petroleum Corp., 6.38%, 09/15/17	100,000	117,674
BG Energy Capital Plc, 4.00%, 10/15/21	200,000	206,214
BP Capital Markets Plc
3.13%, 10/01/15	200,000	209,428
2.25%, 11/01/16	300,000	301,669
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19	175,000	179,813
Dolphin Energy Ltd., 5.89%, 06/15/19 (b)	181,138	197,676
El Paso Pipeline Partners Operating Co. LLC, 7.50%, 11/15/40	150,000	176,537
Ensco Plc, 3.25%, 03/15/16	300,000	307,245
Nabors Industries Inc., 5.00%, 09/15/20	90,000	93,422
Petrobras International Finance Co.
3.88%, 01/27/16	100,000	102,330
5.38%, 01/27/21	100,000	105,193
Pride International Inc., 6.88%, 08/15/20	75,000	90,492
Weatherford International Ltd. Bermuda, 6.75%, 09/15/40	112,000	130,661

		2,218,354

FINANCIALS - 24.8%
AIG SunAmerica Global Financing X, 6.90%, 03/15/32 (b)	175,000	190,516
American International Group Inc., 8.25%, 08/15/18	100,000	112,522
AON Corp., 8.21%, 01/01/27	100,000	116,472
Bank of America Corp.
8.00% (callable at 100 beginning 01/30/18) (d)	125,000	116,309
3.75%, 07/12/16	335,000	319,548
Bank of America NA, 6.10%, 06/15/17	450,000	445,550
Capital One Capital VI, 8.88%, 05/15/40	190,000	196,604
Chubb Corp., 6.38%, 03/29/67 (a)	100,000	100,500
Citigroup Inc., 6.00%, 08/15/17	205,000	223,099
Corp. Andina de Fomento, 3.75%, 01/15/16	500,000	501,717
Credit Suisse AG, 5.40%, 01/14/20	125,000	124,866
Discover Bank, 7.00%, 04/15/20	250,000	261,070
Duke Realty LP, 8.25%, 08/15/19	100,000	117,382
Ford Motor Credit Co. LLC, 5.00%, 05/15/18	317,000	322,201
FUEL Trust, 3.98%, 06/15/16 (b)	264,000	261,075
General Electric Capital Corp.
3.35%, 10/17/16	300,000	308,283
4.63%, 01/07/21	100,000	103,242
Goldman Sachs Group Inc.
5.95%, 01/18/18	125,000	131,430
5.25%, 07/27/21	200,000	201,881
6.75%, 10/01/37	100,000	96,087
HSBC Finance Corp., 6.68%, 01/15/21 (b)	100,000	101,711
HSBC USA Inc, 9.50%, 04/15/14	145,000	164,769
Hyundai Capital Services Inc., 6.00%, 05/05/15 (b)	100,000	107,463
International Lease Finance Corp.
6.50%, 09/01/14 (b)	150,000	154,500
7.13%, 09/01/18 (b)	125,000	129,062
6.25%, 05/15/19	124,000	116,724
IPIC GMTN Ltd., 5.50%, 03/01/22	200,000	198,700
JPMorgan Chase & Co., 7.90%, (callable at 100 beginning 04/30/18) (d)	100,000	107,671
Korea Development Bank, 3.88%, 05/04/17	256,000	255,784
Macquarie Group Ltd., 7.30%, 08/01/14 (b)	150,000	161,450
Morgan Stanley
3.80%, 04/29/16	207,000	200,270
5.50%, 07/28/21	144,000	140,650
Nordea Bank AB, 4.88%, 05/13/21 (b)	150,000	134,609
Pricoa Global Funding I, 5.30%, 09/27/13 (b)	255,000	272,028
SLM Corp., 6.25%, 01/25/16	140,000	140,000

See accompanying Notes to the Financial Statements.

JNL Investors Series Trust

Schedules of Investments

October 31, 2011

	Shares/Par	Value
Springleaf Finance Corp. Term Loan, 5.50%, 05/10/17 (a)	250,000	228,215
Swiss Re Solutions Holding Corp., 7.75%, 06/15/30	200,000	226,725
UBS AG Stamford, 5.88%, 07/15/16	102,000	105,370
Wells Fargo & Co., 7.98%, (callable at 100 beginning 03/15/18) (d)	100,000	107,000

		7,303,055

HEALTH CARE - 0.9%
Amgen Inc., 5.65%, 06/15/42	125,000	151,114
HCA Inc., 6.50%, 02/15/20	100,000	104,750

		255,864

INDUSTRIALS - 0.9%
Bombardier Inc., 7.75%, 03/15/20 (b)	128,000	140,800
Owens Corning, 9.00%, 06/15/19	100,000	118,283

		259,083

INFORMATION TECHNOLOGY - 0.3%
Seagate Technology Plc, 7.00%, 11/01/21 (b)	100,000	98,000

MATERIALS - 4.5%
Braskem Finance Ltd., 7.00%, 05/07/20 (b)	200,000	216,000
Cargill Inc., 7.35%, 03/06/19 (b)	100,000	126,395
Cemex SAB de CV, 9.00%, 01/11/18 (b)	100,000	83,500
FMG Resources August 2006 Pty Ltd., 8.25%, 11/01/19	100,000	101,000
Sealed Air Corp.
8.13%, 09/15/19 (b)	100,000	108,500
8.38%, 09/15/21 (b)	100,000	108,250
Teck Resources Ltd., 10.75%, 05/15/19	480,000	592,800

		1,336,445

TELECOMMUNICATION SERVICES - 5.8%
AT&T Inc., 5.55%, 08/15/41	187,000	210,992
CC Holdings GS V LLC, 7.75%, 05/01/17 (b)	100,000	108,250
Crown Castle Towers LLC, 4.88%, 08/15/20 (b)	200,000	204,448
France Telecom SA, 4.13%, 09/14/21	150,000	154,534
Inmarsat Finance Plc, 7.38%, 12/01/17 (b)	150,000	160,500
Santander Holdings USA Inc., 4.63%, 04/19/16	200,000	196,952
Telecom Italia Capital SA, 6.18%, 06/18/14	150,000	152,370
Telefonica Moviles Chile SA, 2.88%, 11/09/15 (b)	100,000	97,823
Verizon Communications Inc., 3.50%, 11/01/21	190,000	191,679
Virgin Media Finance Plc, 8.38%, 10/15/19	100,000	111,250
Virgin Media Secured Finance Plc, 6.50%, 01/15/18	100,000	107,750

		1,696,548

UTILITIES - 4.9%
Abu Dhabi National Energy Co., 4.75%, 09/15/14 (b)	175,000	182,875
AES Corp., 7.38%, 07/01/21 (b)	100,000	107,000
Duquesne Light Holdings Inc., 6.40%, 09/15/20 (b)	250,000	260,702
Energen Corp., 4.63%, 09/01/21	258,000	252,981
GenOn Energy Term Loan B, 6.00%, 09/20/17 (a)	99,000	98,753
Oglethorpe Power Corp., 5.25%, 09/01/50	104,000	114,535
Oncor Electric Delivery Co., 6.80%, 09/01/18	100,000	121,064
PPL WEM Holdings Plc, 3.90%, 05/01/16 (b)	200,000	207,857
Puget Energy Inc., 6.00%, 09/01/21	100,000	103,365

		1,449,132

Total Corporate Bonds and Notes (cost $16,157,113)		16,941,225

	Shares/Par	Value
GOVERNMENT AND AGENCY OBLIGATIONS - 27.1%

GOVERNMENT SECURITIES - 4.2%
Municipals - 0.3%
Ohio State University 2008A General Receipt, 4.80%, 06/01/2111	100,000	99,280
Sovereign - 0.3%
Republic of Poland, 5.00%, 03/23/22	100,000	98,750
U.S. Treasury Securities - 3.6%
U.S. Treasury Bond
4.25%, 11/15/40	222,000	266,712
4.38%, 05/15/41	250,000	306,875
U.S. Treasury Note, 2.13%, 08/15/21	476,000	473,920

		1,047,507

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 22.9%
Federal Home Loan Mortgage Corp. - 13.2%
Federal Home Loan Mortgage Corp.
4.00%, 05/01/26 - 03/01/39	1,459,803	1,525,404
6.00%, 09/01/37	525,145	574,634
5.00%, 09/01/38 - 08/01/40	1,170,415	1,256,556
5.50%, 11/15/41, TBA (e)	500,000	540,078

		3,896,672
Federal National Mortgage Association - 6.8%
Federal National Mortgage Association
3.00%, 11/15/26, TBA (e)	244,000	249,871
5.50%, 02/01/37	776,957	845,063
3.50%, 12/15/40, TBA (e)	280,000	283,806
4.50%, 12/15/41, TBA (e)	600,000	633,094

		2,011,834
Government National Mortgage Association - 2.9%
Government National Mortgage Association, 4.50%, 11/15/41 , TBA (e)	768,000	834,720

Total Government and Agency Obligations (cost $7,896,475)		7,988,763

COMMON STOCKS - 0.1%

FINANCIALS - 0.1%
Citigroup Inc.	1,226	38,729

Total Common Stocks (cost $29,128)		38,729

PREFERRED STOCKS - 0.9%

FINANCIALS - 0.9%
Citigroup Capital XIII, 7.88%, (callable at 25 beginning 10/30/15)	10,000	269,300

Total Preferred Stocks (cost $257,860)		269,300

SHORT TERM INVESTMENTS - 8.2%
Investment Company - 8.2%
JNL Money Market Fund, 0.02% (f) (g)	2,405,570	2,405,570

Total Short Term Investments (cost $2,405,570)		2,405,570

Total Investments - 104.8% (cost $29,520,829)		30,891,500
Other Assets and Liabilities, Net - (4.8%) (h)		(1,415,112)

Total Net Assets - 100.0%		$29,476,388

See accompanying Notes to the Financial Statements.

JNL Investors Series Trust

Schedules of Investments

October 31, 2011

(a)	Variable rate security. Rate stated was in effect as of October 31, 2011.
(b)	Rule 144A or Section 4(2) liquid security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor. The Sub Adviser deemed this security to be liquid based on procedures approved by the Trust’s Board of Trustees (“Board”). As of October 31, 2011, the value of Rule 144A and Section 4(2) liquid securities was $5,883,595.
(c)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(d)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(e)	Investment purchased on a delayed delivery basis. As of October 31, 2011, the total payable of investments purchased on a delayed delivery basis was $2,904,454.
(f)	Investment in affiliate.
(g)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2011.
(h)	Cash is pledged as collateral for open futures contracts. As of October 31, 2011, total value of collateral pledged was $39,434.

Abbreviations:

REMIC - Real Estate Mortgage Investment Conduit

TBA - To Be Announced (Securities purchased on a delayed delivery basis)

See accompanying Notes to the Financial Statements.

JNL Investors Series Trust

Schedules of Investments

October 31, 2011

JNL Money Market Fund

Sector Weightings:	Percentage of Total Investments
Financials	10.6%
Government Securities	7.1
U.S. Government Agency Mortgage-Backed Securities	5.2
Health Care	0.6
Information Technology	0.4
Short Term Investments	76.1

Total Investments	100.0%

	Shares/Par	Value
JNL Money Market Fund

CORPORATE BONDS AND NOTES - 11.5%

FINANCIALS - 10.6%
Bank of America Corp.
0.24%, 11/28/11	$15,700,000	$15,700,000
0.31%, 01/17/12	13,000,000	13,000,000
3.13%, 06/15/12	22,019,000	22,413,418
Bear Stearns Cos. Inc., 0.51%, 11/28/11 (a)	12,850,000	12,851,966
Citigroup Funding Inc., 0.47%, 03/16/12 (a)	5,637,000	5,632,148
Citigroup Inc., 2.13%, 04/30/12	5,000,000	5,047,935
Countrywide Financial Corp., 5.80%, 06/07/12	6,000,000	6,163,188
General Electric Capital Corp.
0.44%, 03/02/12 (a)	11,000,000	11,004,287
2.00%, 09/28/12	8,906,000	9,046,885
Goldman Sachs Group Inc.
6.60%, 01/15/12	13,429,000	13,589,095
0.45%, 02/06/12 (a)	12,105,000	12,105,070
3.25%, 06/15/12	15,354,000	15,640,745
John Deere Capital Corp., 2.88%, 06/19/12	13,688,000	13,915,899
JPMorgan Chase & Co.
4.50%, 01/15/12	5,000,000	5,041,866
2.20%, 06/15/12	11,397,000	11,535,727
State Street Corp., 2.15%, 04/30/12	6,625,000	6,689,555
Toyota Motor Credit Corp., 0.30%, 02/02/12 (a)	14,750,000	14,750,000
Wells Fargo & Co., 0.51%, 01/24/12 (a)	6,700,000	6,701,386

		200,829,170

HEALTH CARE - 0.6%
Pfizer Inc., 4.45%, 03/15/12	11,000,000	11,167,358

INFORMATION TECHNOLOGY - 0.3%
Hewlett-Packard Co., 4.25%, 02/24/12	6,500,000	6,576,802

Total Corporate Bonds and Notes (cost $218,573,330)		218,573,330

GOVERNMENT AND AGENCY OBLIGATIONS - 12.4%

GOVERNMENT SECURITIES - 7.2%
Federal Home Loan Mortgage Corp. - 3.4% (b)
Federal Home Loan Mortgage Corp.
0.35%, 07/25/12	10,000,000	9,999,125
0.19%, 09/19/12 (a)	40,000,000	39,992,857
0.23%, 10/12/12 (a)	14,300,000	14,304,118

		64,296,100
U.S. Treasury Securities - 3.8%
U.S. Treasury Note
1.00%, 04/30/12	20,000,000	20,079,243
1.38%, 11/15/12	50,000,000	50,618,861

		70,698,104

	Shares/Par	Value

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 5.2%
Federal Home Loan Mortgage Corp. - 5.2%
Federal Home Loan Mortgage Corp.
0.22%, 05/14/12	17,000,000	17,003,832
0.14%, 06/06/12	82,000,000	81,978,928

		98,982,760

Total Government and Agency Obligations (cost $233,976,964)		233,976,964

SHORT TERM INVESTMENTS - 76.0%

Certificates of Deposit - 16.5%
Bank of Nova Scotia
0.36%, 11/28/11	10,000,000	10,000,000
0.42%, 01/25/12 (a)	11,500,000	11,500,000
0.31%, 01/27/12	15,000,000	15,000,000
Barclays Bank Plc
0.81%, 02/16/12	4,000,000	4,000,000
0.60%, 05/03/12 (a)	7,500,000	7,500,000
BNP Paribas SA, 0.76%, 03/01/12	10,000,000	10,000,000
Canadian Imperial Bank of Commerce
0.61%, 01/19/12 (a)	8,000,000	8,003,005
0.32%, 04/30/12 (a)	8,600,000	8,600,000
0.63%, 05/04/12 (a)	15,000,000	15,012,648
0.35%, 08/09/12 (a)	8,700,000	8,700,000
DnB NOR Bank ASA
0.33%, 11/07/11 (a)	9,000,000	9,000,000
0.48%, 11/22/11	7,000,000	7,000,000
0.34%, 03/31/12 (a)	16,000,000	16,000,000
National Australia Bank Ltd., 0.21%, 11/01/11	18,000,000	18,000,000
Rabobank Nederland NV
0.31%, 11/07/11 (a)	9,000,000	9,000,000
0.28%, 02/10/12 (a)	8,000,000	8,000,000
Royal Bank of Canada
0.30%, 02/15/12	13,000,000	13,000,000
0.30%, 03/02/12 (a)	16,500,000	16,500,000
0.30%, 07/11/12 (a)	8,600,000	8,600,000
Societe Generale, 0.39%, 11/07/11 (a)	18,000,000	18,000,000
Standard Chartered Bank, 0.48%, 12/05/11 (a)	22,000,000	22,000,000
Toronto-Dominion Bank NY
0.21%, 01/03/12	20,000,000	20,000,000
0.40%, 04/27/12	7,000,000	7,000,000
0.32%, 04/30/12	12,900,000	12,900,000
UBS AG, 0.62%, 03/02/12	21,300,000	21,300,000
UBS AG Stamford, 0.65%, 11/23/11 (a)	8,700,000	8,700,000

		313,315,653
Commercial Paper - 16.3%
Amsterdam Funding Corp., 0.32%, 12/06/11 (c)	28,000,000	27,991,289
CAFCO LLC, 0.32%, 01/06/12 (c)	28,000,000	27,983,573
Chariot Funding LLC, 0.14%, 11/03/11 (c)	27,500,000	27,499,786
Coca-Cola Co.
0.17%, 02/01/12 (c)	9,000,000	8,996,090
0.15%, 02/13/12 (c)	10,000,000	9,995,667
0.21%, 03/01/12 (c)	9,000,000	8,993,647
CRC Funding LLC
0.26%, 11/21/11 (c)	5,000,000	4,999,278
0.27%, 12/06/11 (c)	21,700,000	21,694,304
Fairway Finance Corp.
0.22%, 01/06/12 (c)	3,400,000	3,398,629
0.22%, 01/12/12 (c)	8,100,000	8,096,436
0.22%, 01/18/12 (c)	5,300,000	5,297,474
General Electric Capital Corp., 0.23%, 02/03/12	15,500,000	15,490,691

See accompanying Notes to the Financial Statements.

JNL Investors Series Trust

Schedules of Investments

October 31, 2011

	Shares/Par	Value
Jupiter Securitization Corp.
0.17%, 12/01/11 (c)	14,000,000	13,998,017
0.22%, 01/05/12 (c)	13,100,000	13,094,796
Market Street Funding, 0.17%, 12/02/11 (c)	27,000,000	26,996,047
Old Line Funding LLC
0.21%, 11/14/11	900,000	899,932
0.22%, 01/04/12 (c)	12,292,000	12,287,192
Province of Quebec, Canada, 0.16%, 11/14/11	27,000,000	26,998,440
Toyota Motor Credit Corp., 0.26%, 12/20/11	16,000,000	15,994,338
Windmill Funding LLC
0.41%, 01/04/12 (c)	14,800,000	14,789,476
0.42%, 01/17/12 (c)	12,500,000	12,488,771

		307,983,873

Investment Company - 0.0%
JPMorgan Prime Money Market Fund, 0.01% (d)	29,548	29,548

Repurchase Agreements - 43.2%
Repurchase Agreement with Bank of America Securities 0.11% (Collateralized by $69,016,248 Federal National Mortgage Association, 4.50%, due 07/01/24 value $73,746,000) acquired on 10/31/11, due 11/01/11 at $72,300,221	$72,300,000	72,300,000
Repurchase Agreement with Barclays Capital Inc., 0.08% (Collateralized by $37,853,461 Federal National Mortgage Association, 4.00% - 5.00%, due 04/01/39 - 10/01/41, value $40,796,373; $28,172,147 Government National Mortgage Association., 4.50%, due 03/20/41, value $30,603,628) acquired on 10/27/11, due 11/03/11 at $70,001,089	70,000,000	70,000,000
Repurchase Agreement with Barclays Capital Inc., 0.11% (Collateralized by $91,575,262 Federal National Mortgage Association, 3.50% - 7.00%, due 10/01/17 - 10/01/41, value $98,772,232; $30,959,833 Federal Home Loan Mortgage Corp., 4.00% - 7.50%, due 12/01/18 - 10/01/41, value $33,521,613) acquired on 10/31/11, due 11/01/11 at $129,700,396	129,700,000	129,700,000
Repurchase Agreement with Deutsche Bank, 0.08% (Collateralized by $62,828,682 Federal National Mortgage Association, 4.50% - 6.50%, due 12/01/30 - 07/01/41 value $66,612,641) acquired on 10/26/11, due 11/02/11 at $65,001,011	65,000,000	65,000,000
Repurchase Agreement with Deutsche Bank, 0.10% (Collateralized by $13,891,816 Federal National Mortgage Association, 4.00% - 7.50%, due 12/01/30 - 10/01/39, value $15,269,524; $47,715,785 Federal Home Loan Mortgage Corp., 3.00% - 7.00%, due 07/01/24 - 10/01/41, value $51,243,041) acquired on 10/25/11, due 11/01/11 at $65,001,264	65,000,000	65,000,000
Repurchase Agreement with Deutsche Bank, 0.11% (Collateralized by $47,968,604 Federal National Mortgage Association, 3.50% - 4.00%, due 11/01/25 - 08/01/26, value $50,471,296; $8,697,806 Federal Home Loan Mortgage Corp., 4.50%, due 01/01/41, value $9,198,686) acquired on 10/31/11, due 11/01/11 at $58,500,179	58,500,000	58,500,000

	Shares/Par	Value
Repurchase Agreement with Goldman Sachs and Co., 0.10% (Collateralized by $55,270,096 Government National Mortgage Association, 4.00% - 6.00%, due 07/15/26 - 09/20/41 value $61,200,001) acquired on 10/28/11, due 11/04/11 at $60,001,167	60,000,000	60,000,000
Repurchase Agreement with Goldman Sachs and Co., 0.12% (Collateralized by $27,920,632 Government National Mortgage Association, 4.00% - 5.50%, due 04/15/37 - 10/15/41 value $30,600,001) acquired on 10/28/11, due 11/28/11 at $30,003,100 (e)	30,000,000	30,000,000
Repurchase Agreement with Goldman Sachs and Co., 0.12% (Collateralized by $55,265,864 Government National Mortgage Association, 4.50% - 6.00%, due 03/15/36 - 09/20/41 value $61,200,001) acquired on 10/31/11, due 11/07/11 at $60,001,400	60,000,000	60,000,000
Repurchase Agreement with HSBC Securities Inc., 0.13% (Collateralized by $44,809,511 Federal National Mortgage Association, 5.00%, due 10/01/33, value $47,205,958; $3,386,509 Federal Home Loan Mortgage Corp., 4.50%, due 08/01/41 - 09/01/41, value $3,592,697) acquired on 10/31/11, due 11/01/11 at $49,800,180	49,800,000	49,800,000
Repurchase Agreement with UBS AG, 0.11% (Collateralized by $113,591,301 Federal National Mortgage Association, 3.50% - 4.50%, due 10/01/26 - 06/01/41, value $119,565,501; $40,433,628 Federal Home Loan Mortgage Corp., 3.50% - 4.50%, due 05/01/39 - 11/01/41, value $42,206,500) acquired on 10/31/11, due 11/01/11 at $158,600,485	158,600,000	158,600,000

		818,900,000

Total Short Term Investments (cost $1,440,229,074)		1,440,229,074

Total Investments - 99.9% (cost $1,892,779,368)		1,892,779,368
Other Assets and Liabilities, Net - 0.1%		1,620,981

Total Net Assets - 100.0%		$1,894,400,349

(a)	Variable rate security. Rate stated was in effect as of October 31, 2011.
(b)	Securities in this category are direct debt of the agency and not collateralized by mortgages.
(c)	Rule 144A or Section 4(2) liquid security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor. The Sub Adviser deemed this security to be liquid based on procedures approved by the Trust’s Board of Trustees (“Board”). As of October 31, 2011, the value of Rule 144A and Section 4(2) liquid securities was $248,600,472.
(d)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2011.
(e)	Restricted security. Restricted as to public resale. Restricted security or Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of the security to an institutional investor. See Restricted Securities Note in the Notes to Schedules of Investments.

See accompanying Notes to the Financial Statements.

JNL Investors Series Trust

Notes to Schedules of Investments

October 31, 2011

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds. Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets and securities subject to corporate actions. Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including Jackson National Asset Management, LLC’s (“Adviser”) own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as: trading activity of similar markets or securities or changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued securities or securities for which reliable quotes are not available. There were no significant transfers between Level 1 and Level 2 during the period. There were no significant transfers into or out of Level 3 during the period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. See Note 2 in the Notes to the Financial Statements for security valuation accounting policies.

The following table summarizes each Fund’s investments in securities and other financial instruments as of October 31, 2011 by valuation level.

	Assets as of October 31, 2011 by Level: Assets - Securities
	Level 1	Level 2	Level 3	Total
JNL/PPM America Total Return Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$3,247,913	$—	$3,247,913
Corporate Bonds and Notes	—	16,941,225	—	16,941,225
Government and Agency Obligations	—	7,988,763	—	7,988,763
Common Stocks	38,729	—	—	38,729
Preferred Stocks	269,300	—	—	269,300
Short Term Investments	2,405,570	—	—	2,405,570
Fund Total	$2,714,599	$28,177,901	$—	$30,891,500

JNL Money Market Fund
Corporate Bonds and Notes	$—	$218,573,330	$—	$218,573,330
Government and Agency Obligations	—	233,976,964	—	233,976,964
Short Term Investments	29,548	1,440,199,526	—	1,440,229,074
Fund Total	$29,548	$1,892,749,820	$—	$1,892,779,368

	Assets - Other Financial Instruments[1]				Liabilities - Other Financial Instruments[1]
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/PPM America Total Return Fund
Open Future Contracts	$14,055	$-	$-	$14,055	$(7,585)	$-	$-	$(7,585)

1Investments in other financial instruments include futures contracts which are reflected at the unrealized appreciation/(depreciation) on the instrument.

Restricted Securities – Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended. The following table details restricted securities that have been deemed illiquid, held at October 31, 2011.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
JNL Money Market Fund
Repurchase Agreement with Goldman Sachs and Co., 0.12% acquired on 10/28/11, due 11/28/11 at $30,003,100	10/28/2011	$30,000,000	$30,000,000	1.6%

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)

JNL/PPM America Total Return Fund

U.S. Treasury Bond Future, 30-Year	December 2011	7	3,803
U.S. Treasury Note Future, 10-Year	December 2011	(12)	$10,252
U.S. Treasury Note Future, 5-Year	December 2011	(28)	(7,585)

			$6,470

See accompanying Notes to the Financial Statements.

JNL Investors Series Trust

Statements of Assets and Liabilities

October 31, 2011

	JNL/PPM America Total Return Fund	JNL Money Market Fund
Assets
Investments - unaffiliated, at value (a)	$28,485,930	$1,073,879,368
Investments - affiliated, at value (b)	2,405,570	–
Repurchase agreements (a)	–	818,900,000

Total investments, at value (c)	30,891,500	1,892,779,368
Cash	7,888	–
Receivable for investments sold	2,641,588	–
Receivable for dividends and interest	293,899	2,065,687
Receivable for variation margin	15,094	–
Receivable for deposits with brokers	39,434	–
Other assets	–	1,600

Total assets	33,889,403	1,894,846,655

Liabilities
Payable for advisory fees	12,288	290,812
Payable for administrative fees	2,458	–
Payable for investment securities purchased	4,367,199	–
Payable for dividends	–	30,896
Payable for trustee fees	684	31,427
Payable for other expenses	197	72,794
Payable for variation margin	30,189	–
Payable to adviser	–	20,377

Total liabilities	4,413,015	446,306

Net assets	$29,476,388	$1,894,400,349

Net assets consist of:
Paid-in capital	$25,517,351	$1,894,348,608
Undistributed net investment income	1,074,996	–
Accumulated net realized gain	1,506,900	51,741
Net unrealized appreciation on investments and foreign currency	1,377,141	–

	$29,476,388	$1,894,400,349

Shares outstanding (no par value), unlimited shares authorized	2,513,264	1,894,348,608
Net asset value per share	$11.73	$1.00

(a) Investments - unaffiliated, at cost	$27,115,259	$1,892,779,368
(b) Investments - affiliated, at cost	2,405,570	–

(c) Total investments, at cost	$29,520,829	$1,892,779,368

See accompanying Notes to the Financial Statements.

JNL Investors Series Trust

Statements of Operations

For the Year Ended October 31, 2011

	JNL/PPM America Total Return Fund	JNL Money Market Fund
Investment income
Dividends (a)	$21,386	$51
Interest	1,388,263	3,978,673

Total investment income	1,409,649	3,978,724

Expenses
Advisory fees	141,814	3,107,707
Administrative fees	28,362	–
Legal fees	195	9,458
Trustee fees	581	29,019
Other expenses	1,800	81,860

Total expenses	172,752	3,228,044

Expense waiver	–	(25,081)

Net expenses	172,752	3,202,963

Net investment income	1,236,897	775,761

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	1,539,689	51,766
Futures contracts	(47,965)	–
Net change in unrealized appreciation/ (depreciation) on:
Investments	(788,288)	–
Futures contracts	47,907	–

Net realized and unrealized gain	751,343	51,766

Net increase in net assets from operations	$1,988,240	$827,527

(a) Dividends from affiliated investments	$1,564	$—

See accompanying Notes to the Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets

For the Year Ended October 31, 2011

	JNL/PPM America Total Return Fund		JNL Money Market Fund
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations
Net investment income	$1,236,897	$1,164,571	$775,761	$621,800
Net realized gain	1,491,724	2,036,182	51,766	13,443
Net change in unrealized appreciation/ (depreciation)	(740,381)	364,230	–	–

Net increase in net assets from operations	1,988,240	3,564,983	827,527	635,243

Distributions to shareholders
From net investment income
Class A/Institutional Class	(1,191,029)	(982,782)	(775,761)	(621,800)
From net realized gains
Class A/Institutional Class	(1,964,107)	(1,379,433)	(5,025)	(40,629)

Total distributions to shareholders	(3,155,136)	(2,362,215)	(780,786)	(662,429)

Share transactions[1]
Proceeds from the sale of shares
Class A/Institutional Class	–	–	18,692,886,046	13,736,592,238
Reinvestment of distributions
Class A/Institutional Class	3,155,136	2,362,215	–	–
Cost of shares redeemed
Class A/Institutional Class	–	–	(18,308,854,731)	(13,070,448,364)

Net increase in net assets from share transactions	3,155,136	2,362,215	384,031,315	666,143,874

Net increase net assets	1,988,240	3,564,983	384,078,056	666,116,688

Net assets beginning of year	27,488,148	23,923,165	1,510,322,293	844,205,605

Net assets end of year	$29,476,388	$27,488,148	$1,894,400,349	$1,510,322,293

Undistributed net investment income	$1,074,996	$988,110	$–	$–

[1]Share transactions
Shares sold
Class A/Institutional Class	–	–	18,692,886,046	13,736,592,238
Reinvestment of distributions
Class A/Institutional Class	292,956	216,320	–	–
Shares redeemed
Class A/Institutional Class	–	–	(18,308,854,731)	(13,070,448,364)

Net increase
Class A/Institutional Class	292,956	216,320	384,031,315	666,143,874

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$83,764,932 (a)	$113,096,493 (b)	$–	$–
Proceeds from sales of securities	84,010,994 (a)	112,794,003 (b)	–	–

(a)	Amounts include $804,131 and $3,163,848 of purchases and sales, respectively, of U.S. Government Securities.
(b)	Amounts include $15,292,233 and $14,585,773 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to the Financial Statements.

JNL Investors Series Trust

Financial Highlights

For a Share Outstanding

	Increase (Decrease) from Investment Operations (f)						Distributions from				Supplemental Data				Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized & Unrealized Gains, (Losses)	Total from Investment Operations		Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in thousands)	Portfolio Turnover (d)		Expenses to Average Net Assets (c)		Net Investment Income (Loss) to Average Net Assets (c)
JNL/PPM America Total Return Fund
10/31/2011	$12.38	$0.50		$0.27	$0.77		$(0.54)		$(0.88)	$11.73	7.25%	$29,476	302	% (e)	0.61%		4.36%
10/31/2010	11.94	0.53		1.09	1.62		(0.49)		(0.69)	12.38	14.88	27,488	246	(e)	0.60		4.56
10/31/2009 (a)	10.00	0.40		1.54	1.94		–		–	11.94	19.40	23,923	476	(e)	0.80		4.39
JNL Money Market Fund
10/31/2011	1.00	0.00	(g)	–	0.00	(g)	(0.00	) (g)	–	1.00	0.05	1,894,400	n/a		0.19	(h)	0.05	(h)
10/31/2010	1.00	0.00	(g)	–	0.00	(g)	(0.00	) (g)	–	1.00	0.06	1,510,322	n/a		0.20		0.06
10/31/2009	1.00	0.01		–	0.01		(0.01)		–	1.00	0.60	844,206	n/a		0.21		0.49
10/31/2008	1.00	0.03		–	0.03		(0.03)		–	1.00	3.12	504,934	n/a		0.21		3.14
10/31/2007	1.00	0.05		–	0.05		(0.05)		–	1.00	5.23	541,303	n/a		0.21		5.10

(a)	Commencement of operations for JNL/PPM America Total Return Fund was December 29, 2008.
(b)	Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Not annualized for periods of less than one year.
(e)

Portfolio turnover including dollar roll transactions for JNL/PPM America Total Return Fund was 647% for the period ended October 31, 2009, 454% for the year ended October 31, 2010 and 410% for the year ended October 31, 2011.

(f)	Calculated using the average shares method.
(g)	Amount represents less than $0.005.
(h)	The ratios of expenses to average net assets and net investment income (loss) to average net assets without the expense waiver for the JNL Money Market Fund were 0.20% and 0.05%, respectively.

See accompanying Notes to the Financial Statements.

JNL Investors Series Trust

Notes to Financial Statements

October 31, 2011

NOTE 1. ORGANIZATION

The JNL Investors Series Trust (“Trust”) was organized under the laws of Massachusetts, by a Declaration of Trust, dated July 28, 2000. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”), and the Securities Act of 1933, as amended, (“1933 Act”) as an open-end management investment company issuing its shares in various series. Each series is known as a “Fund” (collectively, “Funds”) and represents a distinct portfolio with its own investment objectives and policies. The Trust currently consists of two (2) separate Funds, the JNL/PPM America Total Return Fund, for which PPM America, Inc. serves as the Sub-Adviser, and the JNL Money Market Fund, for which Wellington Management Company, LLP serves as Sub-Adviser. The JNL/PPM America Total Return Fund and the JNL Money Market Fund are diversified investment companies as defined in the 1940 Act.

The JNL/PPM America Total Return Fund presently offers one class of shares, Class A, which are not currently offered to retail investors. The JNL Money Market Fund offers an Institutional Class of shares. Institutional Class shares are not sold to retail investors. See Note 6. Subsequent Events on page 17 for changes to the JNL/PPM America Total Return Fund after October 31, 2011.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company (“Jackson”), serves as investment adviser to each of the Funds. Jackson is a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. PPM America, Inc., the Sub-Adviser for JNL/PPM America Total Return Fund, is an affiliate of JNAM. At October 31, 2011, affiliated investment companies owned 100% of the outstanding capital shares of the JNL Money Market Fund. The Prudential Assurance Company Limited, an affiliate of Prudential plc, and Jackson owned 100% of the outstanding capital shares of the JNL/PPM America Total Return Fund. See Note 6. Subsequent Events on page 17 for changes to the JNL/PPM America Total Return Fund after October 31, 2011. At October 31, 2011, the shares owned of the JNL/PPM America Total Return Fund were as follows:

Class A Shares
The Prudential Assurance Company Limited	2,513,139
Jackson	125

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Debt securities are generally valued by independent pricing services approved by the Trust’s Board of Trustees (“Board” or “Trustees”). Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; and other data, as well as broker quotes. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from the Fund’s Adviser, a broker/dealer or widely used quotation system. All securities in the JNL Money Market Fund, as permitted by compliance with applicable provisions of Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Futures contracts traded on a liquid exchange are valued at the settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over-the-counter market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures adopted by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including JNAM’s own assumptions in determining fair value of an investment. Under the procedures adopted by the Board, the Adviser may rely on pricing services or other sources, including the Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive upon its current sale.

Recent Accounting Pronouncements – In April 2011, Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 is intended to improve financial reporting of

JNL Investors Series Trust

Notes to Financial Statements

October 31, 2011

repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU eliminates the collateral maintenance provision that an entity may use to determine whether a transfer of securities in a repurchase agreement is accounted for as a sale or a secured borrowing. The ASU may cause certain dollar roll transactions that are currently accounted for as a purchase and sale transaction to be characterized as a secured borrowing transaction. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating what impact, if any, ASU No. 2011-03 will have on the Funds’ financial statement disclosures.

In May 2011, FASB released ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”. ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures. Effective for interim and annual periods beginning after December 15, 2011, entities will need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities; quantitative information relating to significant observable inputs, a narrative description of the valuation process, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable or Level 3 fair valuation inputs.

Distributions to Shareholders – The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The JNL/PPM America Total Return Fund generally declares and pays dividends from net investment income annually, but may pay more frequently to avoid excise tax. The JNL Money Market Fund declares dividends daily and pays dividends monthly. Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards.

Expenses – Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Federal Income Taxes – Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Guarantees and Indemnifications – Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. FINANCIAL DERIVATIVES AND OTHER SECURITIES INVESTMENTS

FASB ASC Topic 815, “Derivatives and Hedging” – This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as requiring quantitative disclosures in the semi-annual and annual financial statements about fair value, realized and unrealized gains and losses and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate, and foreign currency exchange rate risk. The objectives, strategies and underlying risks for each instrument held by the JNL/PPM America Total Return Fund are discussed in the following paragraph.

Futures Contracts – The JNL/PPM America Total Return Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. During the year, the Fund used futures contracts to manage its exposure to or hedge against changes in interest rates and to replicate treasury cash bond positions. Upon entering into a futures contract, the Fund is required to deposit with the broker or counterparty an amount of cash or cash equivalents equal to a certain percentage of the contract amount, known as the “initial margin”. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund or the change in the market value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearing house, as counterparty to all exchange traded futures, guarantees the future contracts against default.

JNL Investors Series Trust

Notes to Financial Statements

October 31, 2011

At October 31, 2011, variation margin related to futures is reflected as receivable or payable for variation margin in the Statement of Assets and Liabilities. During the year ended October 31, 2011, realized gains and change in unrealized appreciation/(depreciation) in futures contracts is reflected for such investments in the Statement of Operations. The futures contracts outstanding as of October 31, 2011, as disclosed in the Notes to the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on futures contracts during the year as disclosed in the Statement of Operations serve as indicators of the volume of activity for the Fund.

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors who are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, as amended, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements - A Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker dealer, to repurchase that security back from the Fund at a specified price and date or upon demand. The underlying securities used as collateral for all repurchase agreements are held in safekeeping at the Fund’s Custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. JNAM monitors that the daily market value of the collateral for the repurchase agreement is in excess of the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Delayed-Delivery Securities - The JNL/PPM America Total Return Fund may purchase or sell securities on a delayed delivery basis, including To Be Announced (“TBA” or “To Be Acquired”) securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, the JNL/PPM America Total Return Fund may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short. Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the consideration of factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral.

JNL Investors Series Trust

Notes to Financial Statements

October 31, 2011

Dollar Roll Transactions – The JNL/PPM America Total Return Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Senior and Junior Loans - The JNL/PPM America Total Return Fund may invest in senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Lending and Securities Lending Collateral – The JNL/PPM America Total Return Fund may lend securities to certain brokers, dealers or other financial institutions in order to earn additional income. The borrowers pay the Fund’s securities lending agent negotiated lender fees and the Fund receives a fee equal to a percentage of the negotiated lender fees and the net income generated by the securities lending collateral held during each lending transaction. The securities lending agent is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral at least equal to the value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any shortfalls are adjusted the next business day. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The JNL/PPM America Total Return Fund did not participate in the securities lending program during the year ended October 31, 2011.

NOTE 4. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has an investment advisory agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services. The JNL/PPM America Total Return Fund is obligated to pay JNAM an annual rate of 0.50% for net assets up to $1 billion and 0.45% for net assets over $1 billion. The JNL Money Market Fund is obligated to pay JNAM an annual rate of 0.20% for net assets up to $750 million and 0.18% for net assets over $750 million.

Administrative Fee – JNAM also serves as the “Administrator” to the Funds. The JNL/PPM America Total Return Fund pays JNAM an Administrative Fee at an annual rate of 0.10% of the average daily net assets of the Fund which is accrued daily and paid monthly. JNAM provides or procures most of the necessary administrative functions and services for the operations of the JNL Money Market Fund at no additional cost. In accordance with the Administration Agreement, JNAM is responsible for payment of the following expenses: fund accounting, shareholder reporting, shareholder servicing, certain legal, insurance, custody, audit, and tax fees. Additionally, JNAM provides transfer agency services and Jackson National Life Distributors LLC (“JNLD”), a wholly-owned subsidiary of Jackson and an affiliate of JNAM, provides distribution services at no additional cost to the Funds.

Fee Waiver and Expense Reimbursements – Effective November 1, 2010, the Board approved a contractual expense limitation agreement whereby JNAM agreed to waive fees and reimburse expenses of the JNL Money Market Fund to the extent necessary to limit operating expenses of the Fund (excluding brokerage expense, interest, taxes and dividend, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the year. JNAM may recover previously reimbursed expenses from the Fund for fees waived and reimbursed after October 31, 2011. During the year ended October 31, 2011, no fees were waived under the contractual expense limitation agreement. During the year ended October 31, 2011, the Adviser voluntarily waived expenses of the Fund in the amount of $25,081. This amount is recorded as expense waiver in the Fund’s Statement of Operations. None of the voluntarily waived expenses are recoverable from the Fund by the Adviser.

Rule 12b-1 Fees - The JNL/PPM America Total Return Fund adopted a Distribution Plan under the provisions under Rule 12b-1 under the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of the Fund’s Class A shares. JNLD is the principal underwriter of the Fund, with responsibility for promoting sales of Fund shares. The Fund is subject to a Rule 12b-1 Fee in the annual amount of 0.20% for Class A shares in the event the Fund is offered for sale to the public. The Fund is not presently offered for sale to the public and does not currently pay a Rule 12b-1 Fee. Institutional Class shares of JNL Money Market Fund have no Rule 12b-1 Fees.

JNL Investors Series Trust

Notes to Financial Statements

October 31, 2011

Deferred Compensation Plan – Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby disinterested Trustees may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds. Prior to January 1, 2007, Trustees were able to defer the receipt of their compensation under a separate plan. Deferred amounts under this plan are credited at a fixed annual rate of return of five percent (5%). Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Investments in Affiliates - During the year ended October 31, 2011, the JNL/PPM America Total Return Fund invested in the JNL Money Market Fund, an affiliate of the Fund. The JNL Money Market Fund is advised by JNAM and offered as a cash management tool to the JNL/PPM America Total Return Fund and other affiliated funds managed by JNAM and is not available for direct purchase by members of the public. JNL/PPM America Total Return Fund’s investment in JNL Money Market Fund at October 31, 2010 and October 31, 2011 was $1,833,276 and $2,405,570, respectively. During the year ended October 31, 2011, dividend income received from this investment was $1,564 and realized gain or loss relating to transactions in this investment was $0.

NOTE 5. FEDERAL INCOME TAX MATTERS

The following information is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.

To the extent there are differences between the amounts recognized for financial statements and federal income tax purposes that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, market discount or paydown reclassifications, net operating losses, accounting treatment of notional principal contracts and distribution adjustments. The JNL/PPM America Total Return Fund had reclassifications which increased undistributed net investment income and decreased accumulated realized gain by $41,018 for the year ended October 31, 2011. These reclassifications have no impact on net assets.

At October 31, 2011, the cost of investments, the components of net unrealized appreciation/(depreciation), undistributed net ordinary income and undistributed net long-term capital gains were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain
JNL/PPM America Total Return Fund	$29,525,724	$1,548,421	$(182,645)	$1,365,776	$2,081,499	$512,424
JNL Money Market Fund	1,892,779,368	–	–	–	82,021	–

* Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The JNL/PPM America Total Return Fund paid distributions of $2,643,450 and $2,362,215 from net ordinary income which consists of net taxable income derived from dividends and interest and net short-term capital gains, if any, during the tax years ended October 31, 2011 and 2010, respectively. The JNL/PPM America Total Return Fund paid distributions of $511,686 and designated such amount as a long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gains to zero for the tax year ended October 31, 2011. The JNL Money Market Fund paid distributions of $780,786 and $662,429 from net ordinary income which consists of net taxable income derived from dividends and interest and net short-term capital gains, if any, during the tax years ended October 31, 2011 and 2010, respectively.

At October 31, 2011, the Funds did not have any capital loss carryovers for U.S. Federal income tax purposes.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act will be effective for the Funds’ fiscal years after October 31, 2011. Under the Act, a Fund will be permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. Relevant information regarding the impact of the Act on the Funds will be contained within the Income Tax Matters section of the financial statement notes in the Funds’ Annual Report for the fiscal years after October 31, 2011.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2008, 2009, 2010 and 2011 which remain subject to examination, by the Internal Revenue Service. These returns are not subject to examination by any other tax jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements for the year ended October 31, 2011.

JNL Investors Series Trust

Notes to Financial Statements

October 31, 2011

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there are no events that require adjustments to the financial statements or disclosure in the footnotes except as follows:

On November 21, 2011, the Trust’s Board approved changing the fiscal year end of the Trust from October 31 to December 31.

On December 12, 2011, Class A shares of the JNL/PPM America Total Return Fund will be made available for investment to certain Funds in the JNL Series Trust, an open end management investment company advised by JNAM. As a result, Prudential Assurance Company Limited may redeem its shares in the JNL/PPM America Total Return Fund upon investment by certain Funds in the JNL Series Trust.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Investors Series Trust:

We have audited the accompanying statements of assets and liabilities of JNL Money Market Fund and JNL/PPM America Total Return Fund (the “Funds”) (series of JNL Investors Series Trust), including the schedules of investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or period indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations, changes in their net assets and the financial highlights for each of the years or period indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
November 23, 2011

JNL Investors Series Trust

Additional Disclosures (Unaudited)

October 31, 2011

Disclosure of Fund Expenses

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. The information in this section can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 5/01/2011	Ending Account Value 10/31/2011	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 5/01/2011	Ending Account Value 10/31/2011	Annualized Expense Ratios	Expenses Paid During Period
JNL/PPM America Total Return Fund
Class A	$1,000.00	$1,029.90	0.61	$3.12	$1,000.00	$1,022.13	0.61	$3.11
JNL Money Market Fund
Institutional Class	1,000.00	1,000.10	0.20	1.01	1,000.00	1,024.20	0.20	1.02

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Guidelines

The Funds’ Board has adopted the Proxy voting policies and procedures (“Policy”) of the Funds’ Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers. The Trust has adopted each of the Sub-Adviser’s proxy voting policies and procedures (“Procedures”).

The Policy is designed to promote accountability of the company’s management to its shareholders and to align the interests of management with those shareholders. The Sub-Advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Sub-Advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Sub-Advisers will monitor situations that may result in a conflict of interest, in accordance with their Procedures. A description of the policy and the procedures used by the Funds to vote proxies relating to the portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2011 are available (1) without charge, upon request by calling 1-866-255-1935, and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov

JNL INVESTORS SERIES TRUST

(THE “TRUST”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At a meeting on May 23-24, 2011, the Board, including all of the Independent Trustees, considered information relating to the continuation of these Agreements. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the Agreements through June 30, 2012.

In reviewing the Agreements and considering the information, the Board was advised by outside legal counsel to the Trust, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) profitability data, (4) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (5) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of the applicable Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer (“CCO”).

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark (“benchmark”) index. The performance reviewed by the Board was for periods ended on December 31, 2010 (unless otherwise noted). When available, the Board considered one-, five-, ten-year, or since inception performance.

JNL Money Market Fund. The Board considered that the Fund outperformed the peer group and its benchmark for the five-year and since inception periods. The Board also noted that the Fund outperformed the peer group but underperformed its benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Total Return Fund. The Board considered that the Fund outperformed its benchmark and the peer group for the one-year and since inception periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser(s). For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Money Market Fund. The Board considered that the Fund’s advisory fees are higher than the peer group average and the Fund’s sub-advisory fees are lower than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Total Return Fund. The Board considered that the Fund’s advisory fees are higher than the peer group average and that the Fund’s sub-advisory fees are three basis points higher than the peer group average. The Board noted that the Fund’s total expense ratio is lower than the peer group average. The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund. The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain Sub-Advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage. The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, Sub-Advisers would not be required to participate in the meetings and recommendations to hire or fire Sub-Advisers would not be influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences. The Board reviewed the monetary values of these transactions. Lastly, certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). The Board also considered that in the case of J.P. Morgan Investment Management, Inc. (“JPMorgan”), affiliates serve as the custodian and the securities lending agent for the Funds of JNL Series Trust, JNL Variable Fund LLC, and the JNL Investors Series Trust. The Board considered that each service to be provided to the Funds by JPMorgan affiliates are pursuant to a written agreement, which the Board evaluates periodically as required by law.

TRUSTEES AND OFFICERS JNL INVESTOR SERIES TRUST

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE OR OFFICER
Interested Trustee
Mark D. Nerud, CPA (45)[1] 1 Corporate Way Lansing, MI 48951	Trustee[2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	104
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Executive Officer of the Adviser (1/2010 to present); President of the Adviser (1/2007 to present); Managing Board Member of Curian Capital, LLC (1/2011 to present) and Curian Clearing LLC (1/2011 to present); Chief Financial Officer of the Adviser (11/2000 to 1/2007) and Managing Board Member of the Adviser (11/2000 to 11/2003) (1/2007 to 12/2010); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); Vice President (8/1997 to 12/2006), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/2002 to 12/2006); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/2000 to 12/2009)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
Disinterested Trustees
Michael Bouchard (55) 1 Corporate Way Lansing, MI 48951	Trustee[2] (12/2003 to present)	104
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (1/1999 to present)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
William J. Crowley, Jr. (66) 1 Corporate Way Lansing, MI 48951	Trustee[2] (1/2007 to present)	104
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Partner (Baltimore Office) – Arthur Andersen LLP (1995 to 2002); Board Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Director of Alpha Natural Resources (07/2009 to present); Director of Foundation Coal Holdings, Inc. (from 12/2004 until 7/2009 when the company was acquired); Director of Bio Veris Corporation (from 5/2003 until 6/2007 when the company was acquired); Director of Provident Bankshares Corporation (from 5/2003 until 5/2009 when the company was acquired)

Dominic D’Annunzio (73) 1 Corporate Way Lansing, MI 48951	Trustee[2] (2/2002 to present) Chairman of the Board (2/2004 to 12/2010)	104
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/1990 to 5/1990) and (8/1997 to 5/1998)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
Michelle Engler (53) 1 Corporate Way Lansing, MI 48951	Chairperson of the Board[3] (1/2011 to present) Trustee[2] (12/2003 to present)	104
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:
Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE OR OFFICER
James Henry, Ph.D. (72) 1 Corporate Way Lansing, MI 48951	Trustee[2] (1/2007 to present)	104
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to 7/2009)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None
Richard McLellan (69) 1 Corporate Way Lansing, MI 48951	Trustee[2] (12/1994 to present)	104
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Attorney (2010 to present); Senior Counsel, Dykema Gossett PLLC (2007 to 2009); Member, Dykema Gossett PLLC (Law Firm) (1973 to 2007); Adjunct Associate Professor, Michigan State University (2008 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)
William R. Rybak (60) 1 Corporate Way Lansing, MI 48951	Trustee[2] (1/2007 to present)	104
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Member of the Board of Directors of Christian Brothers Investments, Inc. (2010 to present); Chairman of the Board of Trustees of Lewis University (1982 – 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to 3/2011); Member of the Boards of each of the Calamos Mutual Funds (2002 to present); Member of the Board of Directors of The PrivateBancorp (2003 to present); Chairman of the Board of Trustees of St. Coletta’s of Illinois (2004 to 2007) and Member of the Board (2000 to 2007)

Patricia A. Woodworth (56) 1 Corporate Way Lansing, MI 48951	Trustee[2] (1/2007 to present)	104

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: None

[1]	Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of the Jackson National Asset Management, LLC.

[2]	The interested and disinterested Trustees are elected to serve for an indefinite term.

[3]

Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term. Chairperson Engler’s term will lapse at the end of 2013.

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE OR OFFICER
Officers
Karen J. Buiter, CPA (46) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)	Not Applicable
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President – Financial Reporting of the Adviser (7/2011 to present); Assistant Treasurer of other investment companies advised by Curian Capital, LLC (11/2010 to present); Assistant Vice President – Fund Reporting of the Adviser (4/2008 to 6/2011); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Treasurer of Henderson Global Funds (2/2004 to 3/2008)
OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Not Applicable
Kelly L. Crosser (38) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (9/2007 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/2007 to present); Assistant Secretary of other investment companies advised by Curian Capital, LLC (11/2010 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/2006 to 4/2007): Senior Paralegal of Jackson National Life Insurance Company (6/2004 to 2/2006)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Not Applicable
Steven J. Fredricks (41) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/2005 to present); Chief Compliance Officer of other investment companies advised by Curian Capital, LLC (10/2011 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Not Applicable
Danielle A. Bergandine (31) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (12/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Compliance Analyst of the Adviser (6/2009 to present); Anti-Money Laundering Officer of other investment companies advised by Curian Capital, LLC (11/2010 to present); Compliance Analyst of the Adviser (08/2006 to 6/2009); Administrative Assistant of the Adviser (12/2005 to 08/2006)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Not Applicable
Daniel W. Koors, CPA (41) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/2006 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of the Adviser (1/2009 to present), Chief Operating Officer of the Adviser (4/2011 to present), and Chief Financial Officer of the Adviser (1/2007 to 4/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other investment companies advised by Curian Capital, LLC (11/2010 to present); Vice President of the Adviser (1/2007 to 12/2008); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to present); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/2006 to 1/2009)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Not Applicable

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE OR OFFICER
Officers
Michael Piszczek, CPA (54) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Tax of the Adviser (7/2011 to present); Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Vice President of other investment companies advised by Curian Capital, LLC (11/2010 to present); Assistant Vice President – Tax of the Adviser (11/2007 to 6/2011); Assistant Vice President – Nuveen Investments (4/1999 to 8/2007); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/1999 to 8/2007)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Not Applicable
Susan S. Rhee (39) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/2004 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of the Adviser (1/2010 to present); Chief Legal Officer (7/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/2004 to present); Vice President, Chief Legal Officer & Secretary of other investment companies advised by Curian Capital, LLC (11/2010 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009); Associate General Counsel of Jackson National Life Insurance Company (7/2001 to 12/2009)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Not Applicable

You can obtain a copy of the current Statement of Additional Information or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-866-255-1935, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

TRUSTEES OF THE JNL INVESTORS SERIES TRUST

The interested Trustee and the Officers of the Trust (other than the Chief Compliance Officer, as described below) or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are disinterested Trustees of the Trust, and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the six-month period ended October 31, 2011.

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX
Michael Bouchard	$2,840	$0	$0	$151,500[4]
William J. Crowley, Jr.	$3,098	$0	$0	$165,250[5]
Dominic D’Annunzio[3]	$3,028	$0	$0	$161,500[6]
Michelle Engler[9]	$3,403	$0	$0	$181,500
James Henry	$2,887	$0	$0	$154,000[7]
Richard McLellan	$2,845	$0	$0	$151,750
William R. Rybak	$3,051	$0	$0	$162,750
Patricia Woodworth	$2,958	$0	$0	$157,750[8]
Steven J. Fredricks[2]	$5,712	$0	$0	$304,639

1 The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Trustees are $1,286,000.

2 Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

3 Mr. D’Annunzio was an ex officio (non-voting) member of the Governance Committee during 2010. Therefore, he did not receive any compensation as a member of the Governance Committee.

4 Amount includes $7,575 deferred by Mr. Bouchard.

5 Amount includes $19,200 deferred by Mr. Crowley.

6 Amount includes $80,750 deferred by Mr. D’Annunzio.

7 Amount includes $132,200 deferred by Mr. Henry.

8 Amount includes $157,750 deferred by Ms. Woodworth.

9 Ms. Engler is an ex officio (non-voting) member of the Governance Committee beginning in 2011. Therefore, she did not receive any compensation as a member of the Governance Committee.

CMV8381 12/11

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William J. Crowley, Jr. as an Audit Committee financial expert serving on its Audit Committee. William J. Crowley, Jr. is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

In accordance with the terms of the Trust’s Amended and Restated Administration Agreement dated December 15, 2006, for the JNL Money Market Fund, JNAM, the Fund’s administrator, was responsible for the payment of all expenses associated with the annual audit and other required services of the independent registered public accounting firm, and all expenses associated with the preparation and filing of the tax returns. Effective September 28, 2009, the Amended and Restated Administration Agreement was entered into by and between JNAM and the Trust, such that the Trust will also pay the aforementioned expenses for the JNL/PPM America Total Return Fund on a go-forward basis.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended October 31, 2010, and October 31, 2011. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2010	$20,600	$0	$4,000	$0
2011	$20,600	$0	$4,000	$0

The above Tax Fees for 2010 and 2011 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2010	$51,129	$0	$0
2011	$53,000	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended October 31, 2010, was $55,129. As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended October 31, 2010, was $57,000.

(h) For the fiscal years ended October 31, 2010, and October 31, 2011, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included as a part of the report to shareholders filed under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 8, 2011

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	December 8, 2011

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.